SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              ROYAL PRECISION, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              ROYAL PRECISION, INC.
                             15170 NORTH HAYDEN ROAD
                                     SUITE 1
                              SCOTTSDALE, AZ 85260


                         ANNUAL MEETING OF STOCKHOLDERS


                                                               September 5, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Royal Precision, Inc. which will be held at 9:30 a.m., local time, on September 26, 2000 at 15170 North Hayden Road, Suite 1, Scottsdale, Arizona. The matters on the meeting agenda are described in the Notice of Annual Meeting of Stockholders and Proxy Statement which accompany this letter.

     We hope you will be able to attend the meeting, but whatever your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.


                                        Very truly yours,

/s/ Richard P. Johnston                 /s/ Thomas A. Schneider

Richard P. Johnston,                    Thomas A. Schneider,
Chairman of the Board                   President

                              ROYAL PRECISION, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 26, 2000


TO THE STOCKHOLDERS OF
ROYAL PRECISION, INC.

     The Annual Meeting of Stockholders of Royal Precision, Inc., a Delaware corporation (the "Company"), will be held at 15170 North Hayden Road, Suite 1, Scottsdale, Arizona, on September 26, 2000 at 9:30 a.m., local time, for the following purposes:

     1. To elect two directors to serve for terms of three years and one director to serve for a term of one year or until their successors are duly elected.

     2. To amend the Royal Precision, Inc. Stock Option Plan to increase the aggregate number of shares in respect to which options may be granted under the Plan from 750,000 to 1,500,000.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 11, 2000 as the record date for the determination of stockholders entitled to notice of and an opportunity to vote at the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Annual Meeting and for a period of 10 days before the Annual Meeting, at the Company's office, 15170 North Hayden Road, Suite 1, Scottsdale, Arizona.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                                        By Order of the Board of Directors


/s/ Richard P. Johnston                 /s/ Thomas A. Schneider

Richard P. Johnston,                    Thomas A. Schneider,
Chairman of the Board                   President

Scottsdale, Arizona
September 5, 2000

                              ROYAL PRECISION, INC.
                       ----------------------------------

                                 PROXY STATEMENT

                             DATED SEPTEMBER 5, 2000

                       ----------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 26, 2000
                       ----------------------------------


                               GENERAL INFORMATION

     SOLICITATION. This Proxy Statement is furnished to the stockholders of Royal Precision, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use in voting at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on September 26, 2000 and any adjournment thereof. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about September 5, 2000.

     VOTING RIGHTS. Stockholders of record at the close of business on August 11, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 5,678,956 shares of Common Stock of the Company, par value $.001 per share ("Common Stock"), issued and outstanding. Each stockholder of record on the Record Date is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting.

     AUTHORIZATION. All shares represented by properly executed proxies received by the Company pursuant to this solicitation will be voted in accordance with the stockholder's directions specified on the proxy card. If no directions have been specified by marking the appropriate squares on the accompanying proxy card, the shares represented by such proxy will be voted in accordance with the recommendation of the Board of Directors, which is (i) FOR the election of Raymond J. Minella, Danny Edwards and Richard P. Johnston as directors of the Company; and (ii) FOR the amendment to the Royal Precision, Inc. Stock Option Plan (the "Plan") to increase the number of shares authorized for issuance under the Plan from 750,000 to 1,500,000 (the "Amendment").

     REVOCATION. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the corporate Secretary of the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

     TABULATION. A quorum must be present at the Annual Meeting in order for any valid action, including the election of directors and voting on other matters presented to the meeting, other than adjournment, to be taken thereat. A quorum consists of a majority of the shares entitled to vote at the Annual Meeting present in person or represented by proxy. Shares represented by signed proxies that are returned to the Company will be counted for purposes of determining whether there is a quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all (see "Authorization"). If shares are held in street name through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion under certain circumstances. Brokers have the authority under NASDAQ Exchange rules to vote customers' unvoted shares on "routine" matters including the election of directors. However, brokers do not typically have the authority to vote customers' unvoted shares for "non-routine" matters, including the Amendment to the Plan. Proxies signed and submitted by brokers which have not been voted on certain matters are referred to as broker non-votes. Such proxies count toward the establishment of a quorum, but will not be considered as present with respect to matters not voted upon.

     Under Section 216 of the Delaware General Corporation Law and the bylaws of the Company, directors are elected by a plurality of the votes for the respective nominees. Therefore, proxies that are marked "Withhold Authority" and broker non-votes, if any, will not affect the election of directors.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

     At the Annual Meeting, the three nominees to the Board of Directors receiving the highest number of votes will be elected to serve for terms of three years and one year, respectively, or until their successors are duly elected. See "GENERAL INFORMATION - Tabulation." The Company has no reason to believe that any of the nominees named below will not stand for election or serve as a director. In the event any person nominated fails to stand for election, the proxies will be voted for the election of a substitute nominee as designated by the Board of Directors.

BUSINESS EXPERIENCE

     NOMINEES OF THE BOARD OF DIRECTORS FOR ELECTION TO THREE YEAR TERMS AT THE 2000 ANNUAL MEETING

     RAYMOND J. MINELLA, age 50, has been a director of the Company since its organization in 1996 and served as Chairman of the Board from August 1998 to October 1999. Since 1990, Mr. Minella has been an indirect managing partner of Berenson Minella & Company, L.P., an investment and merchant banking firm. Mr. Minella is a director of NEXClaim, Inc., an insurance recovery business, and a member of the board of the National Network of Estate Planning Attorneys, located in Denver, Colorado.

     DANNY EDWARDS, age 49, has been a director and Vice Chairman of the Board of the Company since August 1997. Mr. Edwards was Chairman of the Board and chief executive officer of Royal Grip, Inc. from its inception in 1988 until 1997 when it became a subsidiary of the Company, and served as its President from 1988 to 1994. Mr. Edwards has played on the Professional Golf Association Tour since 1975 and has won five tournaments. Mr. Edwards is a principal of Danny Edwards Profile Sports.

     NOMINEE OF THE BOARD OF DIRECTORS FOR ELECTION TO A ONE YEAR TERM AT THE 2000 ANNUAL MEETING

     RICHARD P. JOHNSTON, age 69, has been a director of the Company since its organization in 1996 and served as Chairman of the Board of the Company from May 1996 to October 1997 and from October 1999 to the present. Mr. Johnston was Chairman of the Board of Merbanco, Inc., a merchant banking company, from 1991 to 1998, served as Chairman of the Board of Republic Realty Mortgage Co., a commercial mortgage company, from 1992 to 1995, and was Managing Director of Hamilton Robinson & Co., an investment advisory company from 1991 to 1994. Mr. Johnston is a director of Myers Industries, Inc. (MYE: AMEX), a plastic and rubber products manufacturer. Richard P. Johnston is the father of David E. Johnston.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                 THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

     MEMBER WHOSE TERM CONTINUES UNTIL THE 2001 ANNUAL MEETING

     CHARLES S. MECHEM, JR., age 70, was elected as a director in March 2000 to fill a vacancy on the Board. Mr. Mechem retired as Chairman of Convergys Corporation, a provider of outsourced customer management services in May 2000, a post he was elected to in January 1999. He served as Chairman of Cincinnati Bell Inc., a telecommunications services holding company, from April 1996 to December 1998 and has been a consultant with Arnold Palmer Enterprises since March 1996. Mr. Mechem retired in December 1995 as Commissioner of the Ladies Professional Golf Association and is now Commissioner Emeritus of that organization. Mr. Mechem is a director of Arnold Palmer Golf Company, Convergys Corporation, Mead Corporation, a manufacturer and seller of paper and wood products, and Ohio National Life Insurance Company.

     MEMBERS WHOSE TERMS CONTINUE UNTIL THE 2002 ANNUAL MEETING

     DAVID E. JOHNSTON, age 45, served as Vice President of the Company from its organization in 1996 until October 1997, Executive Vice President, Chief Operating Officer from October 1997 until August 1998, and Executive Vice President, Special Projects from August 1998 to October 1999. Mr. Johnston has been a director of the Company since June 1996. Mr. Johnston is Executive Director of the Johnston Family Charitable Foundation, a private charitable foundation. Mr. Johnston was Sales Manager of Buckhorn Rubber Products, Inc., a molded rubber products manufacturer, from 1989 to 1996. Mr. Johnston is the son of Richard P. Johnston.

     THOMAS A. SCHNEIDER, age 40, President, Chief Operating Officer of the Company, is a certified public accountant and was Vice President - Finance and Secretary of Royal Grip, Inc. from January 1996 to October 1997 and served as Vice President, Chief Financial Officer of the Company from October 1997 to August 1998, when he was elected to serve as President, Chief Operating Officer and Chief Financial Officer. Prior to 1996, Mr. Schneider served for five years as the controller of Karsten Manufacturing Corp., the maker of Ping golf equipment.

EXECUTIVE OFFICERS

     The principal occupation of each other executive officer of the Company for the past five years is as follows:

     RONALD L. CHALMERS, age 55, served as Director of Sales/Marketing of Brunswick Corporation from 1992 to May 1996. From May 1996 until October 1997, he served as President of FM Precision Golf Manufacturing Corp., the Company's shaft manufacturing subsidiary. He was a director of the Company from June 1996 to August 1999 and served as Executive Vice President - Administration/Manufacturing of the Company from October 1997 to October 1999 and has served as Executive Vice President - Manufacturing since October 1999.

     ANTHONY J. MONTGOMERY, age 37, was President of Montgomery & Assoc. from 1993 to 1995 and Vice President of Unique Impressions from 1995 to 1996, companies engaged in manufacturing and marketing of golf products, served as Director of Sales of FM Precision Golf Manufacturing Corp. in 1996 and 1997, served as Vice President, Sales of the Company from April 1998 to July 1999 and has served as Executive Vice President of Sales and Marketing since July 1999.

     KEVIN L. NEILL, age 31, is a certified public accountant and served as Corporate Controller of the Company from June 1998 until January 1999, Vice President - Finance from January 1999 to November 1999, and has been Vice President - Finance and Chief Financial Officer since November 1999. From July 1991 to October 1995, Mr. Neill was employed by Arthur Andersen LLP, an accounting firm, and from October 1995 to June 1998, he was Assistant Controller of SunCor Development, a real estate development company.

BOARD COMMITTEES AND MEETINGS

     The Board of Directors held seven meetings in fiscal 2000 and each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors (held during the period for which he was a director) and committees (if any) on which he served.

     The Company has a standing Audit Committee and a standing Personnel and Compensation Committee. The Personnel and Compensation Committee recommends nominees for director.

     The Audit Committee (comprised of Danny Edwards (Chair), Raymond J. Minella and Richard P. Johnston during fiscal year 2000), assists the Company's Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting process, including the quality and integrity of the Company's financial reports and other financial information; the Company's systems of internal accounting and financial controls; and the annual independent audit of the Company's financial statements. The Audit Committee held two meetings in fiscal 2000.

     The Personnel and Compensation Committee (comprised of Raymond J. Minella (Chair), Richard P. Johnston and Danny Edwards during fiscal year 2000) reports on the selection of the principal officers, including the chairman, president and other executive officers, and the fixing of their salaries; determines the amount of salary and bonus paid to principal officers of the Company and its subsidiaries; administers certain employee benefit plans and identifies candidates and recommends to the Board of Directors nominees for membership on the Board of Directors. The Personnel and Compensation Committee's current policy is that only the Board has the power to approve nominees for directors; however, recommendations for nominees can come only through the Personnel and Compensation Committee, and the Personnel and Compensation Committee will consider nominees recommended by stockholders, management, board members and others. The Personnel and Compensation Committee held one meeting in fiscal 2000.

DIRECTORS' COMPENSATION

     Non-employee directors receive a quarterly retainer of $2,500 as well as reimbursement for certain travel expenses incurred in connection with attending meetings. Pursuant to the Plan, each non-employee member of the Board of Directors receives (i) upon his initial election, an option for 20,000 shares and (ii) an annual grant of options to purchase 5,000 shares if he attends 75% of the meetings of the directors or committees upon which he serves, at a price equal to the fair market value of such shares on the day preceding the date of grant.

                                   PROPOSAL 2
            AMENDMENT TO THE ROYAL PRECISION, INC. STOCK OPTION PLAN

     At the Annual Meeting, the Company will seek stockholder approval of an amendment to the Royal Precision, Inc. Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 750,000 to 1,500,000. The Board of Directors believes that the increase in the number of shares authorized for issuance under the Plan is necessary for optimal use of the Plan. After such increase, the Board believes that the Plan can continue to be used in the future to more closely link the personal interest of participants with the performance of the Company and to attract and retain the best available personnel. THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE PLAN AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

SUMMARY OF THE PLAN

     The Plan was adopted by the Board of Directors on October 5, 1997, approved by the Company's stockholders at their 1998 Annual Meeting on October 1, 1998 and amended by the Directors on November 30, 1999 to effect certain administrative changes. The Plan was adopted to provide a means by which employees, directors and consultants of the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, and to provide incentives for such persons to exert maximum efforts for the success of the Company. There are currently 49 employees, six directors, and five consultants eligible to be participants in the Plan. The options may be either incentive options or nonqualified options.

     The following table sets forth options that have been granted at an exercise price of $2.25 per share subject to approval of the Plan by the Stockholders. Other future grants are not yet determinable.

                                                                        Number
Name and Position                                    Dollar Value*     of Shares
-----------------                                    -------------     ---------
Raymond J. Minella, Chief Executive Officer                   --              --
Richard P. Johnston, Chief Executive Oficer                   --              --
Thomas A. Schneider, President                          $225,000         100,000
Anthony J. Montgomery, Executive Vice President         $180,000          80,000
Ronald L. Chalmers, Executive Vice President                  --              --
Kevin L. Neill, Vice President-Finance                        --              --
Executive Group                                         $405,000         180,000
Non-Executive Director Group                                  --              --
Non-Executive Officer Employee Group                          --              --

----------
* Represents number of shares under option multiplied by exercise price.

     On August 11, 2000, the last reported sale price of the Common Stock on the Nasdaq National Market was $2.938 per share.

ADMINISTRATION

     Unless the Board of Directors designates another of its committees to administer the Plan, the Plan shall be administered by (i) a committee consisting of those members of the Personnel and Compensation Committee of the Board of Directors who are disinterested persons and are outside directors or
(ii) the Board of Directors. The Plan is currently administered by the Board of Directors.

     Subject to the express provisions of the Plan, the Committee has the authority, in its discretion, to (i) determine the participants, grant options, determine whether tax offset payments should be authorized and, if authorized, the percentage of such tax offset payments, and determine the timing, pricing and amount of the options; (ii) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (iii) make all other determinations necessary or advisable for administering the Plan including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; and (iv) review and resolve all claims of employees, consultants, directors, grantees, holders and participants.

PROVISIONS APPLICABLE TO OPTIONS

     The maximum number of shares with respect to which options may be granted during any fiscal year of the Company to any employee is 250,000.

     An option granted under the Plan may not have an exercise price less than the fair market value of the Common Stock at the close of business on the day preceding the date of grant or an exercise period that exceeds 10 years from the date of grant. An incentive stock option granted under the Plan is subject to certain other limitations which allow the option holder to qualify for favorable tax treatment.

     The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the date of grant, permit the exercise price of an option to be paid in cash, by the tender to the Company of shares of Company stock owned by the holder, or by a combination thereof. If the Committee does not make such determination, the exercise price shall be paid in cash. No option may be exercised as to less than 100 shares unless it is exercised as to all of the shares then available thereunder.

     An option is not transferable except by will or by the laws of descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee or by the optionee's guardian or legal representative.

     If no express determination of the times when options are exercisable is made at the time of grant, each Option shall vest and first become exercisable as to 25% of the shares subject to such option on each of the first four anniversaries of the date of grant. The Committee may at any time, in its sole discretion, accelerate the time at which any options mature or vest or waive any provisions of the Plan relating to the manner of payment or procedures for the exercise or maturity of any option.

     Unless provided otherwise at the time of grant, any portion of an option that has vested and become exercisable shall lapse and cease to be exercisable upon the earliest of: (i) the expiration of 10 years from the date of grant,
(ii) nine months after the grantee ceases to be an employee, director or consultant because of death or disability, (iii) three months after the termination without cause of the grantee's employment with the Company, or (iv) immediately upon termination of the grantee's employment with the Company for cause or by the grantee's resignation.

TAX CONSEQUENCES

     Grantees are not taxed on the grant or exercise of an incentive stock option. The difference between the exercise price of an incentive stock option and the Fair Market Value of a Share (as defined in the Plan) received upon the exercise of an incentive stock option may be subject to the federal alternative minimum tax. If a grantee exercises an incentive stock option and disposes of any of the shares received by such grantee as a result of such exercise within two years from the date of grant or within one year after the transfer of such shares to such grantee, the Company will receive a tax deduction and the grantee will be taxed, as ordinary income, on the lesser of the gain on sale or the difference between the exercise price and the Fair Market Value of a Share at the time of exercise; and the grantee must pay or provide for the withholding taxes on such ordinary income. The grantee will also have a capital gain to the extent that the sale price exceeds the fair market value on the date of exercise. If the shares are not sold by the grantee before the end of those periods, the grantee will have a capital gain or capital loss upon sale of the shares to the extent that the sale price differs from the exercise price. No tax effect will result to the Company by reason of the grant or exercise of incentive stock options, or upon the disposition of shares after expiration of two years from the date of grant or one year from the date of exercise.

     Nonqualified options are not taxed upon grant. The grantee is taxed, as ordinary income, on the exercise of such an option. The exercise of a nonqualified option requires the grantee to realize ordinary income to the extent that the fair market value on the date of exercise exceeds the exercise price. The grantee's basis for determining capital gain or capital loss upon sale of the shares is the higher of their fair market value on the date of exercise and the exercise price. The Company is entitled to a deduction equal to the ordinary income realized by the Grantee upon the exercise of nonqualified options.

     The Plan is intended to be a performance based compensation plan that will comply with the requirements of Internal Revenue Code Section 162(m) and the regulations thereunder. If the Plan complies with such law and regulations and the Plan continues to be in compliance, amounts deductible by the Company under the Plan will not be limited by the cap on the deductibility of compensation paid to certain executive officers of public corporations which exceeds $1,000,000. No assurance can be given that the Company will remain in compliance with these rules or that non-compliance will not cause amounts payable under the Plan to become non-deductible.

     The Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the Employee Retirement Income Security Act of 1974. The Company must withhold U.S. federal, state, and local income tax and social security taxes on the ordinary income realized upon the exercise of an option.

REQUIRED VOTE

     Approval of the Amendment requires the affirmative vote of a majority of shares of Common Stock present at the Annual Meeting in person or by proxy. Abstentions are considered present for this proposal, so they will have the same effect as votes against the Amendment. Broker non-votes are not considered present for this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                   DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth, as of July 31, 2000, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, (iii) each of the Named Executives (see "COMPENSATION OF MANAGEMENT; Summary Compensation Table"), and (iv) the Company's directors and executive officers as a group.

                                                   NUMBER OF        PERCENT
             BENEFICIAL OWNER                      SHARES (a)      OF CLASS
             ----------------                      ----------      --------
     Ronald L. Chalmers (c)                        144,147(c)         2.4%
     Anthony J. Montgomery (d)                      71,191(d)         1.2%
     Kevin L. Neill (e)                             10,833(e)         (b)
     Thomas A. Schneider (f)                        66,673(f)         1.1%
     Danny Edwards (g)                             599,152(g)        10.1%
     David E. Johnston (h)                         219,875(h)         3.7%
     Richard P. Johnston (i)                       792,609(i)        13.4%
     Charles S. Mechem, Jr. (j)                      3,200(j)         (b)
     Raymond J. Minella (k)                        709,696(k)        12.0%
     Jeffrey L. Berenson (l)                       606,609(l)        10.2%
     Christopher A. Johnston (m)                 1,286,313(m)        21.7%
     Johnston Family Charitable Remainder
      Unitrust # 3 (n)                             731,709(n)        12.4%
     Kenneth J. Warren (o)                         364,995(o)         6.2%
     All directors and officers as a group
       (10 persons)                              2,982,375(p)        50.4%

----------
(a) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power over these shares subject to the spousal rights, if any, of the spouses of those beneficial owners who have spouses.

(b)  Less than 1%.

(c) Mr. Chalmers' address is c/o FM Precision Golf Manufacturing Corp., P. O. Box 298, Torrington, CT 06790. This amount includes 18,886 shares issuable upon the exercise of options which are exercisable within 60 days. Mr. Chalmers' shares are subject to an agreement with the Company which grants the Company a right of first refusal and a call right upon termination of his employment with the Company. These rights are not currently exercisable within 60 days.

(d) Mr. Montgomery's address is 15170 North Hayden Road, Suite 1, Scottsdale, AZ 85260. This amount includes 29,438 shares issuable upon the exercise of options which are exercisable within 60 days. Mr. Montgomery's shares are subject to an agreement with the Company which grants the Company a right of first refusal and a call right upon termination of his employment with the Company. These rights are not currently exercisable within 60 days.

(e) Mr. Neill's address is 15170 North Hayden Road, Suite 1, Scottsdale, AZ 85260. This amount includes 10,833 shares issuable upon the exercise of options which are exercisable within 60 days.

(f) Mr. Schneider's address is 15170 North Hayden Road, Suite 1, Scottsdale, AZ 85260. This amount includes 55,226 shares issuable upon the exercise of options which are exercisable within 60 days.

(g) Mr. Edwards' address is 15990 North Greenway-Hayden Loop #900, Scottsdale, AZ 85260. This amount includes (i) 62,550 shares issuable upon the exercise of options which are exercisable within 60 days; and (ii) 100,000 shares as to which Mr. Edwards has granted to a former officer and director of the Company, the right to purchase, which right has not been exercised. This amount does not include 4,000 shares owned directly by Mr. Edwards' spouse as to which shares Mr. Edwards disclaims beneficial ownership.

(h) Mr. Johnston's address is 1935 West Muirhead Loop, Suite 128, Tucson, AZ 85737. This amount includes 11,106 shares issuable upon the exercise of options which are exercisable within 60 days.

(i) Mr. Johnston's address is 4350 Greens Place, Wilson, WY 83014. This amount includes (i) 731,709 shares owned by Richard P. Johnston and Jayne A. Johnston, as Trustees of the Johnston Family Charitable Remainder Unitrust #3, over which shares Mr. Johnston and his wife share voting and dispositive power; (ii) 35,848 shares owned by Richard P. Johnston and Jayne A. Johnston, as Trustees of the Johnston Family Living Trust u/a dated April 11, 1994, over which shares Mr. Johnston and his wife share voting and dispositive power and (iii) 25,052 shares issuable upon the exercise of options which are exercisable within 60 days. This amount does not include 344,472 shares which have been pledged to RPJ/JAJ Partners, Ltd., of which Richard P. Johnston and Jayne A. Johnston are general partners, under a pledge agreement which grants voting and dispositive power over such shares upon the occurrence of certain contingencies which has not yet occurred.

(j)  Mr. Mechem's  address is 201 E. 4th Street,  20th floor,  Cincinnati,  Ohio
     45202.

(k) Mr. Minella's address is c/o Berenson Minella & Co., 667 Madison Avenue, New York, NY 10021. This amount includes (i) 9,781 shares owned by Berenson Minnela & Company, LLC, of which Mr. Minella is a member; (ii) 96,343 shares owned by Berenson Minella & Co. 1993 Profit Sharing Plan; (iii) 157,295 shares owned by Berenson Minella & Co. 1996 Profit Sharing Plan and
     (iv) 8,350 shares issuable upon the exercise of options which are exercisable within 60 days.

(l) Mr. Berenson's address is c/o Berenson Minella & Co., 667 Madison Avenue, New York, NY 10021. This amount includes (i) 9,781 shares owned by Berenson Minnela & Company, LLC, of which Mr. Berenson is a member; (ii) 96,343 shares owned by Berenson Minella & Co. 1993 Profit Sharing Plan and (iii) 157,295 shares owned by Berenson Minella & Co. 1996 Profit Sharing Plan.

(m) Mr. Johnston's address is 3490 Clubhouse Drive, Suite 102, Jackson Hole, WY 83001. This amount does not include 403,478 shares owned by Mr. Warren and others subject to a stockholders agreement which grants Mr. Johnston a right of first refusal and a call right, which rights are not currently exercisable.

(n) The address of the Johnston Family Charitable Remainder Unitrust #3 is 4350 Greens Place, Wilson, WY 83014. (See note (i).)

(o) Mr. Warren's address is 5920 Cromdale Drive, Suite 1, Dublin, OH 43017. This amount includes (i) 20,323 shares issuable upon the exercise of options which are exercisable within 60 days and (ii) 344,472 shares which have been pledged to RPJ/JAJ Partners, Ltd. under a pledge agreement pursuant to which the pledgee will only acquire voting power or dispositive power over the shares upon the occurrence of certain contingencies which has not yet occurred. Mr. Warren is a party to a stockholders agreement under which the holders of 59,006 shares have granted him and Christopher

     A. Johnston rights of first refusal, which rights are not currently exercisable, and Mr. Warren has granted a right of first refusal and a call right on his shares to Christopher A. Johnston, which rights are not currently exercisable.

(p) This amount includes 241,769 shares issuable upon the exercise of options which are exercisable within 60 days. This amount does not include the shares excluded by note (g) above.

                           COMPENSATION OF MANAGEMENT

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning the annual and long term compensation of the chief executive officer and the four most highly paid executive officers, whose total annual salary and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Executives"), for the three fiscal years ended May 31, 2000.

                                                                        Long Term
                                                                       Compensation
                                                                          Awards
                                                                         --------
                                                                        Securities
                                                  Annual Compensation   Underlying
                                                  -------------------    Options     All Other
Name and Principal Position                Year     Salary     Bonus     (shares)   Compensation
---------------------------                ----    --------   -------    --------   ------------
Raymond J. Minella (*)                     1998    $ 10,000        --          --          --
                                           1999    $  7,500        --          --          --
                                           2000    $ 10,000        --       5,000          --

Richard P. Johnston (*)                    1998    $ 10,000        --          --          --
                                           1999    $  7,500        --          --          --
                                           2000    $ 10,000        --       5,000          --

Thomas A. Schneider, President             1998    $110,000        --          --          --
and Chief Operating Officer                1999    $110,000   $35,000      50,000          --
                                           2000    $146,462   $82,500     120,000          --

Ronald L. Chalmers, Executive              1998    $ 90,000        --          --     $16,623
Vice President                             1999    $ 95,047   $ 5,000      10,000     $ 9,746
                                           2000    $ 95,000   $73,625      35,000     $15,435

Anthony J. Montgomery, Executive           1998    $ 72,000   $ 3,000          --     $ 6,649
Vice President                             1999    $ 88,316   $25,000       5,000     $30,376
                                           2000    $135,577   $77,000     100,000          --

Kevin L. Neill, Vice President - Finance   1998          --        --          --          --
                                           1999    $ 63,173   $ 7,500      10,000          --
                                           2000    $ 81,558   $28,000      45,000          --

----------
(*) Raymond J. Minella served as Chairman of the Board from August 1998 to August 1999 at which time Richard P. Johnston succeeded him as Chairman of the Board. The Chairman of the Board, by reason of his position, functions as the "chief executive officer" of the Company. The Chairman of the Board receives no compensation (other than his normal directors fees of $2,500 per quarter) for serving as such "chief executive officer".

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to options to purchase securities from the Company granted to the Named Executives during fiscal year 2000:

                        Number of       % of Total
                        Securities       Options
                        Underlying      Granted to
                         Options       Employees in   Exercise Price   Expiration     Grant Date
       Name             Granted(#)     Fiscal Year      ($/Share)         Date      Present Value(3)
       ----             ----------     -----------      ---------         ----      ----------------
Raymond J. Minella          5,000(1)        .8%          $ 3.125         5/25/10        $ 11,375

Richard P. Johnston         5,000(1)        .8%          $ 3.125         5/25/10        $ 11,375

Thomas A. Schneider        55,000                        $ 2.625         6/23/09        $105,105
                           65,000                        $  2.75         1/25/10        $130,130
                         --------
     Total                120,000(2)      19.5%

Ronald L. Chalmers         15,000                        $2.0625          7/7/09        $ 22,530
                            5,000                        $ 1.875         8/16/04        $  5,110
                           10,000                        $  2.75         1/25/10        $ 20,020
                            5,000                        $ 3.125         5/25/10        $ 11,375
                         --------
     Total                 35,000(2)       5.7%

Anthony J. Montgomery      50,000                        $ 2.625         6/23/09        $ 95,550
                           50,000                        $  2.75         1/25/10        $100,100
                         --------
     Total                100,000(2)      16.2%

Kevin L. Neill             20,000                        $2.0625          7/7/99        $ 30,040
                           25,000                        $  2.75         1/25/10        $ 50,050
                         --------
                           45,000(2)       7.3%
                         --------

----------
(1) Options vest 25% on each Annual Meeting Date of Stockholders held more than six months after grant.

(2) Options vest one-third on each of the first three anniversaries of the date of grant.

(3) The Grant Date Present Value was determined using the standard application of the Black-Scholes option pricing methodology using the following weighted average assumptions: volatility 54.8%, dividend yield 0%, and a risk free interest rate of 6.6% based on the options being outstanding for approximately 10 years (except for the option granted to Ronald L. Chalmers for 5,000 shares expiring in August 2004, for which five years was used). The Grant Date Present Values do not take into account risk factors such as non-transferability and limits on exercisability. In assessing the Grant Date Present Values indicated in the above table, it should be kept in mind that no matter what theoretical value is placed on an option on the date of grant, the ultimate value of the option is dependent on the market value of the Common Stock at a future date, and the extent, if any, by which such market value exceeds the exercise price on the date of exercise.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information concerning the number and value of unexercised Options held by the Named Executives at the end of the fiscal year ended May 31, 2000.

                                                          Value of Unexercised
                               Number of Securities      In-the-Money Options at
                              Underlying Unexercised        Fiscal Year-End:
                            Options at Fiscal Year-End:        Exercisable/
        Name                 Exercisable/Unexercisable        Unexercisable
        ----                 -------------------------        -------------
Raymond J. Minella                  8,350/5,000                $22,528/$0
Richard P. Johnston                 25,052/5000                $67,590/$0
Thomas A. Schneider                36,728/153,500              $0/$29,435
Ronald L. Chalmers                 13,853/36,700             $24,019/$22,570
Anthony J. Montgomery              12,756/103,350            $31,825/$28,829
Kevin L. Neill                      2,900/52,100             $1,861/$25,989

SEVERANCE AGREEMENTS

     The Company has entered into severance agreements with Thomas A. Schneider, Anthony J. Montgomery and Kevin L. Neill, which take effect if the employee's employment is terminated by the Company (or any purchaser or successor to the Company) for any reason, other than cause, or there is a change in the terms of the employee's employment resulting in his relocation from the Phoenix area or travel requirements by such employee of more than 10 days per month; a reduction in pay; demotion, or change in authority or duties. These agreements provide for severance pay of twelve months, nine months and seven months, respectively, to be paid at the time of termination of employment, paid coverage under the Company's existing medical and dental plans for like terms, acceleration of vesting of all outstanding options held by the employee and extension of the exercise period of such options for one year.

               REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE

     The following report does not constitute soliciting material and should not be deemed filed or incorporated by reference to any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated.

     During fiscal year 2000, Raymond J. Minella, Danny Edwards and Richard P. Johnston functioned as the Personnel and Compensation Committee (the "Committee"). This Committee reviews and approves the Company's compensation philosophy and policies and the application of such policies to the compensation of the executive officers. The Company's philosophy is to link executive pay to performance that enhances stockholder value. The goals of the compensation program are to provide compensation levels necessary to attract and retain exceptional talent, to motivate the executives to achieve the Company's business goals, and to recognize individual contributions as well as overall business results.

     The key elements of the Company's executive compensation are base salary, performance based bonus and long-term incentives in the form of stock options. The Committee does not use a formula to weight the various factors it considers. The Company's policies with respect to each of the elements are discussed below.

BASE SALARIES

     Base salaries for executive officers are determined by evaluating the responsibilities of the position and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies included in the Company's peer group. Base salary adjustments are determined annually by evaluating the financial performance and, where appropriate, certain non-financial performance measures of the Company, and the individual performance of each executive officer.

     Richard P. Johnston is the current "acting chief executive officer" by virtue of his serving as Chairman of the Board. From the beginning of the last fiscal year until Mr. Johnston's election in August 1999, Raymond J. Minella served in the same capacity. This is a part-time position and the Chairman of the Board does not receive compensation in such capacity. Thomas A. Schneider is the President and Chief Operating Officer and in the fiscal year ended May 31, 2000, his base salary was adjusted based on both his individual performance and market comparisons, including companies in the Peer Index referred to below. The Committee also took into account the longevity of Mr. Schneider's service to the Company and its belief that Mr. Schneider is an excellent representative of the Company by virtue of his stature in the golfing industry.

EXECUTIVE BONUSES

     The Company's executive officers are eligible for an annual cash bonus. Individual and corporate performance objectives are established at the beginning of each year by the Committee. Eligible executives are assigned target bonus levels. The corporate performance measure for bonus payments for the fiscal year ended may 31, 2000 was based on the Company's pre-tax profitability.

     Mr. Schneider's bonus for fiscal 2000 was based on the role of Mr. Schneider in promoting the long-term strategic growth of the Company and the Company's profitability during the year. In fiscal 2000, the Company met or exceeded its primary profitability goals.

STOCK OPTIONS

     The purpose of the Company's stock option plan is to enable the Company to attract and retain capable employees, officers, directors and consultants and to provide them with long-term incentives to continue their service to the Company, align their interests with those of the stockholders, to maximize the value of the Company to its stockholders and to aid the employee in acquiring an ownership interest in the Company.

     The guidelines used in fiscal 2000 by the Committee in making the stock option grants to Mr. Schneider and other executive officers of the Company took into account the duties and responsibilities of the individual, their potential impact on the performance of the Company, individual performance, years of service to the Company, the number of outstanding options and the size of prior option grants.

     In fiscal 2000, Mr. Schneider received options to purchase 120,000 shares at an exercise price equal to the fair market value of a share on the day preceding the date of grant.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1 million per year. Generally, the Company intends that compensation paid to its "covered employees" shall be deductible to the fullest extent permitted by law.

CONCLUSION

     Through the programs described above, a significant portion of the Company's executive compensation is linked directly to corporate and individual performance and stock price appreciation. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance and returns to stockholders.

                                        PERSONNEL AND COMPENSATION COMMITTEE
                                        Raymond J. Minella, Chair
                                        Richard P. Johnston
                                        Danny Edwards


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Richard P. Johnston, Raymond J. Minella and Danny Edwards, all of whom are outside directors, served on the Personnel and Compensation Committee in fiscal year 2000. Mr. Johnston also served as Chairman of the Board of the Company and as a director of each of its subsidiaries. No director or executive officer of the Company serves on the compensation committee of the board of directors of any company for which Messrs. Johnston, Minella and Edwards serve as directors.

      The Company entered into a Personal Services Agreement with Danny Edwards dated August 29, 1999. Under the Agreement, Mr. Edwards was to make himself available to consult with the Company on matters relating to its business and in addition, agreed to promote the Company and its products, make a presentation at all of his or Profile Sports' golf schools on the benefits of the Company's products, permit four persons designated by the Company to attend one of his or Profile Sports' golf schools during the term of the Agreement at no cost, and to use exclusively the Company's equipment supplied to him by the Company. The Company agreed to pay Mr. Edwards $5,000 per month and provide him with health insurance for his services. The term of the Agreement expires May 31, 2001. Mr. Edwards agreed not to compete with the Company during the term of the agreement or until the date of the termination of Mr. Edwards' retention by the Company, whichever comes later.

     See "CERTAIN TRANSACTIONS" below.

                             STOCK PERFORMANCE GRAPH

     The performance graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return for the NASDAQ Stock Market (the "Market Index") and an index of NASDAQ Stocks (SIC 3949) - Sporting and Athletic Goods (the "Peer Index"), assuming an investment of $100 on September 3, 1997 (the date the Common Stock commenced trading on the NASDAQ Stock Market) in each of the Company's Common Stock, the stock comprising the Market Index and the stock comprising the Peer Index.

     Company/Index               9/3/97     5/31/98     5/31/99     5/31/00
     -------------               ------     -------     -------     -------
     Royal Precision              $100        $ 60        $ 35        $ 34
     Market Index                 $100        $106        $144        $202
     Peer Index                   $100        $111        $ 90        $ 79

                              CERTAIN TRANSACTIONS

     The Company paid legal fees of $168,000 to Kenneth J. Warren, a director (until his resignation in September 1999), Secretary and general counsel, during the fiscal year ended May 31, 2000.

     The Company entered into a Personal Services Agreement with Danny Edwards dated August 29, 1999. Under the Agreement, Mr. Edwards was to make himself available to consult with the Company on matters relating to its business and in addition, agreed to promote the Company and its products, make a presentation at all of his or Profile Sports' golf schools on the benefits of the Company's products, permit four persons designated by the Company to attend one of his or Profile Sports' golf schools during the term of the Agreement at no cost, and to use exclusively the Company's equipment supplied to him by the Company. The Company agreed to pay Mr. Edwards $5,000 per month and provide him with health insurance for his services. The term of the Agreement expires May 31, 2001. Mr. Edwards agreed not to compete with the Company during the term of the agreement or until the date of the termination of Mr. Edwards' retention by the Company, whichever comes later.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with all copies of Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended May 31, 2000, all such filing requirements were complied with in a timely fashion.

                             INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP served as the Company's independent accountants for the fiscal year ended May 31, 2000 and has audited the Company's financial statements since its inception in 1996. At the suggestion of management, the Audit Committee has recommended the retention of Arthur Andersen LLP as the Company's independent accountants for the 2001 fiscal year.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of stockholders.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. If, however, any other matters are properly brought before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                         COST OF SOLICITATION OF PROXIES

     The cost of this solicitation will be paid by the Company. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company will reimburse such persons for their expenses in so doing.

                              STOCKHOLDER PROPOSALS

     A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 2001 must be received by the Company before May 8, 2001, at its executive offices at 15170 North Hayden Road, Suite 1, Scottsdale, AZ 85260, Attention:
President.

                              ROYAL PRECISION, INC.

                                STOCK OPTION PLAN

                                   ----------

                                 OCTOBER 5, 1997

   (RESTATED TO REFLECT AMENDMENTS ADOPTED NOVEMBER 30, 1999 AND MAY 25, 2000)

                                   ----------

                                    PREAMBLE:

     1. Royal Precision, Inc. a Delaware corporation (the "COMPANY"), by means of this Stock Option Plan (the "PLAN"), desires to attract and retain capable employees, officers, directors and consultants and to provide them with long term incentives to continue their services to the Company, to maximize the value of the Company to its stockholders and to acquire a continuing ownership interest in the Company.

     2. The Company has determined that the foregoing objectives will be promoted by granting Options (as hereinafter defined) under this Plan to certain employees, officers, directors and consultants of the Company and of its Parent and Subsidiaries, if any, pursuant to this Plan.

                                     TERMS:

ARTICLE 1. DEFINITIONS.

     Section 1.1. GENERAL. Certain words and phrases used in this Plan shall have the meanings given to them below in this section:

     "BOARD OF DIRECTORS" means the board of directors of the Company.

     "CODE" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter amended.

     "COMMITTEE" means the Board of Directors or a committee of the Board of Directors that administers the Plan under Section 2.1 below.

     "COMMON STOCK" means the common stock with a par value of one mil ($0.001) per share, of the Company.

     "CONSULTANT" means any person who provides services to any Employer (other than as an Employee or a Director or in connection with the offer or sale of securities of the Employer in a capital raising transaction) and who is a consultant or an adviser to the Employer within the meaning of General Instruction A.1. to Form S-8 promulgated by the SEC under the Securities Act of 1933.

     "DATE OF GRANT" means the date an Option is first granted.

     "DIRECTOR" means a member of the Board of Directors.

     "EFFECTIVE DATE" means the date this Plan is first adopted by the Board of Directors.

     "EMPLOYEE" means any common law employee of an Employer.

     "EMPLOYER" means the Company or any Parent or Subsidiary of the Company which employs a given Employee or has engaged a given Consultant.

     "EXCHANGE  ACT"  means  the  Securities   Exchange  Act  of  1934  and  the
regulations thereunder, as now in effect or hereafter amended.

     "EXERCISE  PRICE"  means,  with  respect  to  an  Option,   the  amount  of
consideration that must be delivered to the Company in order to purchase a single Share thereunder.

     "FAIR MARKET VALUE OF A SHARE" means the amount determined to be the fair market value of a single Share by the Committee based upon the trading price of the Shares, their offering price in public and private offerings by the Company and such other factors as it deems relevant. In the absence of such a determination, the Fair Market Value of a Share shall be deemed to be (a) if the Shares are listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the per Share closing price regular way on the principal national securities exchange or the NASDAQ - National Market System on which the Shares are listed or admitted to trading on the day prior to the date of determination or, if no closing price can be determined for the date of determination, the most recent date for which such price can reasonably be ascertained, or (b) if the Shares are not listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the mean between the representative bid and asked per Share prices in the over-the-counter market at the closing of the day prior to the date of determination or the most recent such bid and asked prices then available, as reported by NASDAQ or if the Shares are not then quoted by NASDAQ as furnished by any market maker selected from time to time by the Company for that purpose.

     "GRANTEE" means any Participant to whom an Option has been granted.

     "HOLDER" means any Grantee who holds a valid Option and any heir or legal representative to whom such Grantee's Option has been transferred by will or the laws of descent and distribution.

     "INCENTIVE STOCK OPTION" or "ISO" means a Stock Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

     "MEETING DATE" means the date of each annual meeting of the stockholders of the Company at which Directors are elected.

     "NONQUALIFIED OPTION" means a Stock Option other than an Incentive Stock Option.

     "OFFICER" means an officer of the Company as defined in 17 C.F.R.ss. 240.16a-1(f) as now in effect or hereafter amended.

     "OPTION" or "STOCK OPTION" means a right granted under Article 5, 6 or 7 of the Plan to a Grantee to purchase a stated number of Shares at a stated Exercise Price.

     "OPTION AGREEMENT" means an agreement evidencing an Option substantially in the form of Exhibit A, Exhibit B or Exhibit C attached hereto.

     "PARENT"  means a parent of a given  corporation as such term is defined in
Section 424(e) of the Code.

     "PARTICIPANT" means a person who is eligible to receive an Option under the Plan.

     "PLAN" means this Plan as it may be amended or restated from time to time.

     "RULE 16b-3" means Rule 16b-3 (17 C.F.R. ss.  240.16b-3)  promulgated under
Section 16(b) of the Exchange Act as now in effect or hereafter amended.

     "SEC" means the Securities and Exchange Commission.

     "SHARES" means shares of Common Stock.

     "SUBSIDIARY" means a subsidiary of a given corporation as such term is defined in Section 424(f) of the Code.

     "TAX OFFSET PAYMENT" means a payment in cash which may be authorized by the Committee to be paid to a Grantee of a Nonqualified Option in an amount determined by the following formula:

                            1-[A + (1-A) + B]
                            -----------------     -    C = D
                                   C

where "A" is the maximum federal marginal income tax rate imposed on individuals, "B" is the maximum marginal income tax rate imposed on individuals by the State in which the Grantee is domiciled, "C" is the difference between the Exercise Price and the Fair Market Value of a Share at the time of exercise, times the number of Shares subject to such exercise, and "D" is the amount of the Tax Offset Payment. If at the time of exercise of a Nonqualified Option with respect to which a Tax Offset Payment has been authorized, in the reasonable opinion of the chief financial officer of the Company, (a) the Company may offset from income an amount equal to the full amount of the Tax Offset Payment, the Tax Offset Payment shall be paid at such time by first paying any withholding taxes due with respect to the exercise and grant of the Tax Offset Payment, and then by paying to the Grantee the balance, or (b) the Company may not offset from income an amount equal to the full amount of the Tax Offset Payment, only that portion of the Tax Offset Payment, if any, equal to the amount of the tax benefit available to the Company or its stockholders (the "Partial Tax Offset Payment") shall be paid at such time by first paying any withholding taxes due with respect to the exercise and grant of the Tax Offset Payment, and then by paying to the Grantee the balance, if any, of the Partial Tax Offset Payment. The balance of the Tax Offset Payment shall be paid to such Grantee as and when the Company may utilize the tax benefit resulting therefrom.

     "TEN PERCENT STOCKHOLDER" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Ownership shall, for the purposes of the previous sentence, be determined under the rules set forth in
Section 424 of the Code.

     "TERMINATION WITHOUT CAUSE" means a termination by an Employer of the employment or consulting relationship of a Grantee with the Employer that is not for cause and is not occasioned by the resignation, death or disability of the Grantee.

     Section 1.2. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

     Section 1.3.  EFFECT OF  DEFINITIONS.  The definitions set forth in Section
1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

ARTICLE 2. ADMINISTRATION.

     Section 2.1. COMMITTEE. The Plan shall be administered by a committee of the Board of Directors consisting of two or more Directors, each of whom is a "Non-Employee Director" as described in paragraph (b)(3) of Rule 16b-3 and is an "outside director" as described in Code Section 162(m) and the regulations thereunder. Unless the Board of Directors designates another of its committees to administer the Plan, the Plan shall be administered by (a) a committee consisting of those members of the Compensation Committee of the Board of Directors who are disinterested persons and are outside directors, but, if the Compensation Committee is abolished or its membership does not contain two persons who comply with the requirements of the first sentence of this Section 2.1, the Board of Directors shall either reconstitute the Compensation Committee in compliance with, or create another Committee that complies with, the requirements of the first sentence of this Section 2.1 to administer the Plan or
(b) the Board of Directors.

     Section 2.2. AUTHORITY. Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to (a) determine the Participants, grant Options, determine whether Tax Offset Payments should be authorized and, if authorized, the percentage of such Tax Offset Payment, and determine the timing, pricing and amount of the Options; (b) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (c) make all other determinations necessary or advisable for administering the Plan including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; and (d) review and resolve all claims of Employees, Consultants, Directors, Grantees, Holders and Participants. The actions and determinations of the Committee on matters related to the Plan shall be conclusive and binding upon the Company and all Employees, Consultants, Directors, Grantees, Holders and Participants.

ARTICLE 3. SHARES.

     Section 3.1. NUMBER. The aggregate number of Shares in respect of which Options may be granted under the Plan shall not exceed 1,500,000, which number
                                                        ----------
of Shares is hereby reserved for issuance under the Plan out of the authorized but unissued Shares.

     Section 3.2. CANCELLATIONS. If any portion of an Option is canceled, terminates or expires for any reason without having been exercised, the Shares related to such unexercised portion, shall be available again for the purposes of the Plan.

     Section 3.3. ANTI-DILUTION.

          (a) If the Shares are split or if a dividend of Shares is paid on the Shares, the number of Shares on which each then outstanding Option is based and the number of Shares as to which Options may be granted under this Plan shall be increased automatically by the ratio between the number of Shares outstanding immediately after such event and the number of Shares outstanding immediately before such event (ignoring for this purpose any provision for the repurchase or cash payment of fractional shares) and the Exercise Price thereof shall be decreased automatically by the same ratio. If the Shares are combined into a lesser number of Shares, the number of Shares for which each then outstanding Option is based and the number of Shares as to which Options may be granted under the Plan shall be decreased automatically by such ratio and the Exercise Price thereof shall be increased automatically by such ratio.

          (b) If any other change occurs in the Shares, through recapitalization, merger, consolidation or exchange of shares or otherwise, there shall automatically be substituted for each Share subject to an unexercised Option and each Share available for additional grants of Options, the number and kind of shares or other securities or property into which each outstanding Share was changed, and the Exercise Price shall be increased or decreased proportionally so that the aggregate Exercise Price for the securities subject to each Option shall remain the same as immediately before such event. In addition, the Committee may make such further equitable adjustments in the Plan and the then outstanding Options as are deemed necessary and appropriate by the Committee including, but not limited to, changing the number of Shares reserved under the Plan or covered by outstanding Options, the Exercise Price of outstanding Options and the vesting conditions of outstanding Options.

     Section 3.4. SOURCE. Except as otherwise determined by the Board of Directors, the Shares issued under the Plan shall be drawn from the Company's authorized but unissued Shares. However, Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, as well as by issuing authorized but unissued Shares. The proceeds of the exercise of any Option shall be general corporate funds of the Company. No Shares may be sold under any Option Agreement for less than the par value thereof. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

     Section 3.5. RIGHTS OF A STOCKHOLDER. No Holder nor any person claiming under or through any Holder shall have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Option except as to such Shares, if any, for which certificates representing such Shares have been issued to such Holder upon the due exercise of an Option.

     Section 3.6. SECURITIES LAWS. No Option shall be exercised nor shall any Shares or other securities be issued or transferred pursuant to an Option unless and until all applicable requirements imposed by federal and state securities laws and by any stock exchanges upon which the Shares may be listed, have been fully complied with. As a condition precedent to the exercise of an Option or the issuance of Shares pursuant to the grant or exercise of an Option, the Company may require the Holder to take any reasonable action to meet such requirements including providing undertakings as to the investment intent of the Holder, accepting transfer restrictions on the Shares issuable thereunder and providing opinions of counsel, in form and substance acceptable to the Company, as to the availability of exemptions from such requirements.

ARTICLE 4. ELIGIBILITY.

     Section 4.1. ARTICLE 5. Only Employees shall be eligible to receive Options under Article 5 below.

     Section 4.2. ARTICLE 6. Only Consultants shall be eligible to receive Options under Article 6 below.

     Section 4.3. ARTICLE 7. Only Directors shall be eligible to receive Options under Article 7 below.

ARTICLE 5. EMPLOYEES' STOCK OPTIONS.

     Section 5.1. DETERMINATIONS. The Committee shall determine which Participants shall be granted Options, which Participants will be granted Tax Offset Payments and the percentage of Tax Offset Payments, the manner of payment, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical).

     Section 5.2. EXERCISE PRICE. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

     Section 5.3. TERM. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the
Committee:

          (a) each Option shall vest and first become exercisable (subject to the rule set forth in Section 5.4(c) below) as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been an Employee continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable and further provided that no portion of an Option shall vest and become exercisable after the employment of the Grantee by his Employer has terminated, regardless of the reason for such termination.

          (b) any portion of an Option that has vested and become exercisable shall lapse and cease to be exercisable upon the earliest of:

               (i) the expiration of ten years from the Date of Grant,

               (ii) subject to the rule set forth in Section 5.4(d) below, nine months after the Grantee ceases to be an Employee because of death or disability,

               (iii) three months after the termination without cause of the Grantee's employment with all Employers, or

               (iv) immediately upon termination of the Grantee's employment with all Employers by the applicable Employers for cause or by the Grantee's resignation.

Where both an Incentive Stock Option and a Nonqualified Option are granted, the number of Shares which become exercisable under clause (a) of the previous sentence at any time shall be calculated on the basis of the total of the Shares subject to both Options and the Options shall become exercisable as to that number of Shares first under the Incentive Stock Option and then under the Nonqualified Option, unless the rule set forth in Section 5.4(c) below would defer the exercisability of such Incentive Stock Option, in which case such Nonqualified Options shall become exercisable first.

     Section 5.4. INCENTIVE STOCK OPTIONS.

          (a) The Committee shall determine whether any Option is an Incentive Stock Option or a Nonqualified Option at the time that it is granted and, if no express determination is made by the Committee, all Options shall be Nonqualified Options.

          (b) If the Committee grants Incentive Stock Options, they shall be on such terms and conditions as may be necessary to render them "incentive stock options" pursuant to Section 422 of the Code.

          (c) The aggregate Fair Market Value of the Shares, determined as of the time the Option is granted, which first become exercisable under all Incentive Stock Options granted to any one Grantee under this Plan or any other plan of the Company or any Parent or Subsidiary of the Company, shall not exceed $100,000 during any calendar year and, if the foregoing limit would be exceeded in any given calendar year by the terms of any Incentive Stock Option granted hereunder, the exercisability of such portion of such Option as would exceed such limit shall be deferred to the first day of the next calendar year and, if such excess involves more than one Option, the exercisability of the most recently granted Option shall be deferred first.

          (d) If the employment of a Grantee, who holds an ISO, with any Employer is terminated because of a "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of the ISO may be exercised only within six months after the date on which employment was terminated, and only to the extent that such Grantee could have otherwise exercised such ISO as of the date of termination. If a Grantee, who holds an ISO, dies while employed by an Employer (or within six months after termination of employment by reason of a disability or within 30 days after termination of employment without cause), the unexercised portion of the ISO at the time of death may be exercised only within six months after the date of death, and only to the extent that the Grantee could have otherwise exercised such ISO at the time of death. In such event, such ISO may be exercised by the executor or administrator of the Grantee's estate or by any Holder.

          (e) No Ten Percent Stockholder shall be granted an Incentive Stock Option unless, at the time such Incentive Stock Option is granted, the Exercise Price thereof is at least 110% of the Fair Market Value of a Share on the Date of Grant and the Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the Date of Grant.

          (f) If a Holder exercises an Incentive Stock Option and disposes of any of the Shares received by such Holder as a result of such exercise within two years from the Date of Grant or within one year after the issuance of such Shares to such Holder upon such exercise, such Holder shall notify the Company of such disposition and the consideration received as a result thereof and pay or provide for the withholding taxes on such disposition as required by Section
8.3 below.

          (g) An Option that is designated as a Nonqualified Option under this Plan shall not be treated as an "incentive stock option" as such term is defined in Section 422(b) of the Code.

     Section 5.5. EXERCISE.

          (a) An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has vested and become exercisable and before it has lapsed and ceased to be exercisable.

          (b) An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder.

          (c) The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash.

          (d) If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (i) delivery of a certified or cashier's check payable to the order of the Company in such amount, (ii) wire transfer of immediately available funds to a bank account designated by the Company or (iii) reduction of a debt of the Company to the Holder.

          (e) If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above.

          (f) Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 5.6. OPTION AGREEMENT. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

     Section 5.7. NEW HIRES. A person to whom the Company is offering employment may be granted a Nonqualified Option under this Article 5, but any such grant shall lapse if the person does not subsequently become an Employee pursuant to such offer.

ARTICLE 6. CONSULTANTS' STOCK OPTIONS.

     Section 6.1. DETERMINATIONS. The Committee shall determine which Participants shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical).

     Section 6.2. EXERCISE PRICE. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

     Section 6.3. TERM. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the
Committee:

          (a) each Option shall vest and first become exercisable as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been a Consultant continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable and further provided that no portion of an Option shall vest and become exercisable after the termination of the Grantee's consulting relation with his Employer, regardless of the reason for such termination.

          (b) any portion of an Option that has vested and become exercisable shall lapse and cease to be exercisable upon the earliest of:

               (i) the expiration of ten years from the Date of Grant,

               (ii) nine months after the Grantee ceases to be a Consultant because of death or disability, or

               (iii) three months after the termination without cause of the Grantee's consulting relation with the Employer, or

               (iv) immediately upon termination of the Grantee's consulting relation with the Employer for cause or by the Grantee's resignation.

     Section 6.4. NOT INCENTIVE STOCK OPTIONS. An Option under this Article 6 shall not be treated as an Incentive Stock Option.

     Section 6.5. EXERCISE.

          (a) An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has vested and become exercisable and before it has lapsed and ceased to be exercisable.

          (b) An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder.

          (c) The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash.

          (d) If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (i) delivery of a certified or cashier's check payable to the order of the Company in such amount, (ii) wire transfer of immediately available funds to a bank account designated by the Company or (iii) reduction of a debt of the Company to the Holder.

          (e) If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above.

          (f) Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 6.6. OPTION AGREEMENT. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

ARTICLE 7. DIRECTORS' OPTIONS.

     Section 7.1. GRANT. On each Meeting Date, an Option shall be automatically granted to each Director who is eligible to receive Options under Section 4.3 above and who attended at least seventy five per cent (75%) of the total number of meetings of the Board of Directors (and committees thereof of which he is a member) during the most recently ended fiscal year of the Company. The number of Shares subject to each Option granted under this Section 7.1 shall be determined by a resolution adopted by the [{Committee}{Board of Directors}] on or before a Meeting Date, uniformly applying to all eligible Directors, which establishes, increases or decreases the number of Shares subject to such Option Any such resolution shall continue in force for the next Meeting Date, unless it is amended or repealed, the Meeting Date is more than ten years after the Effective Date or there are not a sufficient number of Shares remaining available under
Section 3.1 above. This Section 7.1 shall not be operative until such time as such a resolution is adopted.

     Section 7.2. EXERCISE PRICE. The Exercise Price of an Option shall be equal to the Fair Market Value of a Share on the Date of Grant.

     Section 7.3. TERM.

          (a) Each Option shall vest and first become exercisable as to 25% of the Shares originally subject to the Option on each Meeting Date which is held more than six months after the Date of Grant if the Grantee is a Director at the time of the adjournment of the meeting of stockholders held on such Meeting Date and further provided that no portion of an Option shall vest and become exercisable after the Grantee has ceased to be a Director, regardless of the reason for such cessation.

          (b) any portion of an Option that has vested and become exercisable shall lapse and cease to be exercisable upon the earliest of:

               (i) the expiration of ten years from the Date of Grant,

               (ii) nine months after the Grantee ceases to be a Director because of his death or disability,

               (iii) immediately upon resignation by the Grantee as a Director, or

               (iv) three months after the Grantee ceases to be a Director for any reason other than his death, disability or resignation.

     Section 7.4. NOT INCENTIVE STOCK OPTIONS. An Option under this Article 7 shall not be treated as an Incentive Stock Option.

     Section 7.5. EXERCISE.

          (a) An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has vested and become exercisable and before it has lapsed and ceased to be exercisable.

          (b) An Option may be exercised as to less than all of the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder.

          (c) The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash.

          (d) If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (i) delivery of a certified or cashier's check payable to the order of the Company in such amount, (ii) wire transfer of immediately available funds to a bank account designated by the Company or (iii) reduction of a debt of the Company to the Holder.

          (e) If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above.

          (f) Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 7.6. OPTION AGREEMENT. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

ARTICLE 8. PROVISIONS APPLICABLE TO ALL TYPES OF OPTIONS.

     Section 8.1. MAXIMUM SHARES. Notwithstanding any other provision of this Plan, the maximum number of Shares with respect to which Options may be granted during any fiscal year of the Company to any Employee shall be 250,000 Shares.

     Section 8.2. CORPORATE MERGERS AND ACQUISITIONS. The Committee may grant Options having terms and conditions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another business entity and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity that is not a Subsidiary of the Company prior to such acquisition, with or by the Company or its Subsidiaries.

     Section 8.3. WITHHOLDING. The Company shall have the right to withhold from any payments due under any Option or due to any Holder from the Company as compensation or otherwise the amounts of any federal, state or local withholding taxes not paid by the Holder at the time of the exercise or vesting of any Option or upon a disposition of Shares received upon the exercise of an Incentive Stock Option. If cash payments sufficient to allow for withholding of taxes are not made at the time of exercise or vesting of an Option, the Holder exercising such Option shall pay to the Company an amount equal to the withholding required to be made less the withholding otherwise made in cash or, if allowed by the Committee in its discretion and pursuant to rules adopted by the Committee consistent with Section 5.5 above, Shares previously owned by the Holder. The Company may make such other provisions as it deems appropriate to withhold any taxes the Company determines are required to be withheld in connection with the exercise of any Option or upon a disqualifying disposition of Shares received upon the exercise of an Incentive Stock Option, including, but not limited to, the withholding of Shares from an Option upon such terms and conditions as the Committee may provide. The Company may require the Holder to satisfy any relevant withholding requirements before issuing Shares or delivering any Option to the Holder.

     Section 8.4. DISABILITY. If a Grantee who is an Employee or a Consultant is absent from work because of a physical or mental disability, for purposes of the Plan such Grantee will not be considered to have ended his employment or consulting relationship with the Company while such Grantee has that disability, unless he resigns or terminates such relationship or the Committee decides otherwise. If a Grantee who is a Director is absent from meetings of the Board of Directors because of a physical or mental disability, for purposes of the Plan such Grantee will not be considered to have ended his service with the Board of Directors while such Grantee has that disability, unless he resigns or is not re-elected by the stockholders.

     Section 8.5. MERGER OF THE COMPANY. If the Company merges or consolidates with or sells substantially all of its assets to a person that was not one of its affiliates before such transaction, or any such unaffiliated person or corporation has publicly announced a tender offer to purchase more than 20% of the outstanding voting securities of the Company, all Options shall immediately vest and may thereafter, but not beyond the ten year period referred to in Sections 5.3, 6.3, and 7.3 above and the five year period referred to in Section 5.4(e) above, be exercised in whole or in part If such transaction is not timely completed, any exercise or vesting of any Option shall be unwound.

     Section 8.6. SURRENDER AND EXCHANGE. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Holder of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Holder. Subject to the provisions of the Plan, such new Option shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Option surrendered shall be canceled and the Shares previously subject to it shall be available for the grant of other Options.

     Section 8.7. ACCELERATION. Notwithstanding anything else in the Plan, the Committee may, in its sole discretion, at any time or from time to time, accelerate the time at which any Options mature or vest or waive any provisions of the Plan relating to the manner of payment or procedures for the exercise or maturity of any Option. Any such acceleration may be made effective (a) with respect to one or more or all Holders, (b) with respect to some or all of the Shares subject to or forming the basis for any Option to any Holder or (c) for a period of time ending at or before the expiration date of any Option.

     Section 8.8. ACTIONS BY COMMITTEE AFTER GRANT. The Committee shall have, subject to the written consent of the Holder where the action impairs or adversely alters the rights of the Holder, the right, at any time and from time to time after the Date of Grant of any Option, to modify the terms of any Option.

ARTICLE 9. GENERAL PROVISIONS.

     Section 9.1. NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be employed by or provide services to the Company or affect the right of the Company to terminate the employment of any Grantee or its other relationship with any Grantee. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be a Director of the Company or affect the right of the stockholders to terminate the directorship of any Grantee.

     Section 9.2. LIMITED LIABILITY. The liability of the Company under this Plan or in connection with any exercise of any Option is limited to the obligations expressly set forth in the Plan and in the grant of any Option, and no term or provision of this Plan nor of any Option shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Option.

     Section 9.3. ASSUMPTION OF OPTIONS. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more other entities as a result of which the Company is not the surviving entity, or upon a sale of substantially all the assets of the Company to another entity, any Options outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing entity, with appropriate adjustments as to the number and kind of shares and price.

     Section 9.4. NO TRANSFER. No Option or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Option may be exercised during the life of the Grantee to whom it was granted except by such Grantee.

     Section 9.5. EXPENSES. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Option shall be borne by the Company.

     Section 9.6. NOTICES. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given only if personally delivered or if sent by first class mail addressed (a) if to a Holder, at his residence address set forth in the records of the Company or (b) if to the Company, to its President at its principal executive office.

     Section 9.7. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Holders any rights or remedies under this Plan.

     Section 9.8. SATURDAYS, SUNDAYS AND HOLIDAYS. Where this Plan authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; PROVIDED, HOWEVER, that this Section 9.8 shall not be construed to extend the ten year period referred to in Sections 5.3, 6.3, and
7.3 above or the five year period referred to in Section 5.4(e) above.

     Section 9.9. RULES OF CONSTRUCTION. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter and, when the sense so indicates, words of the neuter gender may refer to any gender.

     Section 9.10. GOVERNING LAW. The validity, terms, performance and enforcement of this Plan shall be governed by laws of the State of Delaware that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Delaware.

     Section 9.11. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of the stockholders of the Company. Options may be granted by the Committee before such approval, but all Options so granted shall be conditioned on such approval and shall be void if such approval is not given within 12 months after the Effective Date.

     Section 9.12. AMENDMENT AND TERMINATION. No Option shall be granted under the Plan more than ten years after the Effective Date. The Board of Directors may at any time terminate the Plan or make such amendment of the Plan as it may deem advisable; PROVIDED, HOWEVER, that no amendment shall be effective without the approval of the stockholders of the Company by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of stockholders duly held, if it were to:

          (a) authorize the grant of Options that may be exercised more than ten years after the Date of Grant or that have an Exercise Price which is less than the Fair Market Value of a Share on the Date of Grant; or

          (b) materially increase the number of Shares which may be issued under the Plan;

and, FURTHER, PROVIDED, HOWEVER, that no amendment or termination of the Plan shall be effective to materially impair the rights of a Holder under any Option granted before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Holder. No termination or amendment of this Plan or any Option nor waiver of any right or requirement under this Plan or any Option shall be binding on the Company unless it is in a writing duly entered into its records and executed by a duly authorized Officer.

                                                                       EXHIBIT A
                                                     EMPLOYEES' OPTION AGREEMENT


                              ROYAL PRECISION, INC.
                          15170 N. HAYDEN ROAD, SUITE 1
                              SCOTTSDALE, AZ 85260


                                (Date of Grant)


(Name of Grantee)
(Street)
(City, State, Zip)


     Congratulations. You have been granted a Stock Option under the Company's Stock Option Plan dated October 5, 1997 (the "PLAN") on the following terms:

1. NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is: (Number)

2.   EXERCISE PRICE. The Exercise Price to purchase Shares under this Option is:
     $(Price) per Share.

3. VESTING. [25%] of the Shares originally subject to this Option will vest and become exercisable on the first [four] anniversaries of the date of this Agreement if you have been an Employee of the Company continuously from the date of this Agreement through the date when such portion of the Option vests[ subject to the special rule referred to in paragraph 5 below]. No portion of this Option shall vest and become exercisable after your employment with your Employer has terminated, regardless of the reason for such termination.

4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

     (i)   the expiration of 10 years from the date of this Agreement,

     (ii) nine [six] months after you cease to be an Employee because of your death or disability,

     (iii) three months after a termination without cause of your employment with your Employer, or

     (iv) immediately upon termination of your employment with your Employer by such Employer for cause or by your resignation.

5. TAXATION. This Option is [an Incentive Stock Option][a Nonqualified Option]. [Because this Option is an Incentive Stock Option vesting of a portion of this Option or of other Incentive Stock Options held by you may be deferred under a special rule set forth in Section 5.4 (c) of the Plan. If you exercise this Option and dispose of any of the Shares received by you as a result of such exercise within two years from the date above or within one year after the issuance of such Shares to you upon such exercise, you must notify the Company of such disposition and the amount received as a result thereof and pay or provide for the withholding taxes on such disposition.] [You will have taxable income upon the exercise of this Option. At that time, you must pay to the Company an amount equal to the required federal, state, and local tax withholding less any withholding otherwise made from your salary or bonus. You must satisfy any relevant withholding requirements before the Company issues Shares to you.]

6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder. [You have been granted a ____% Tax Offset Payment.]

7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

8. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be employed by or provide services to the Company or affects the right of the Company to terminate your employment or other relationship with you.

9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 5 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.

     Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                   ROYAL PRECISION, INC.


                                   By: _________________________________________
                                              (Name of Officer), (Title)

Accepted and Agreed to as of
the date first set forth above:


--------------------------------------------
             (Name of Grantee)

                              OPTION EXERCISE FORM

     The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated (Date of Grant) under the Company's Stock Option Plan dated October 5, 1997. The undersigned hereby represents and warrants to the Company that he is not exercising such rights or planning to transfer such shares while in the possession of material inside information relating to the Company.




Date:  _____________________            ________________________________________
                                                    (Name of Holder)


______________________________________________________________
Sign and complete this Option Exercise Form and deliver it to:


                              ROYAL PRECISION, INC.
                                Attn.: Treasurer
                          15170 N. Hayden Road, Suite 1
                              Scottsdale, AZ 85260

together with the Exercise Price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.

                                                                       EXHIBIT B
                                                   CONSULTANTS' OPTION AGREEMENT


                              ROYAL PRECISION, INC.
                          15170 N. HAYDEN ROAD, SUITE 1
                              SCOTTSDALE, AZ 85260


                                (Date of Grant)


(Name of Grantee)
(Street)
(City, State, Zip)


     Congratulations. You have been granted a Stock Option under the Company's Stock Option Plan dated October 5, 1997 (the "PLAN") on the following terms:

1. NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is: (Number)

2.   EXERCISE PRICE. The exercise price to purchase Shares under this Option is:
     $(Price) per Share.

3. VESTING. [25%] of the Shares originally subject to this Option will vest and become exercisable on the first [four] anniversaries of the date of this Agreement if you have been a Consultant to the Company continuously from the date of this Agreement through the date when such portion of the Option vests. No portion of this Option shall vest and become exercisable after the termination of the your consulting relation with your Employer, regardless of the reason for such termination.

4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

     (i)   the expiration of 10 years from the date of this Agreement,

     (ii) nine months after you cease to be a Consultant because of your death or disability,

     (iii) three months after a termination without cause of your consulting relationship with your Employer; or

     (iv) immediately upon termination of your consulting relationship with your Employer for cause or by your resignation.

5. TAXATION. This Option is a Nonqualified Option. You will have taxable income upon the exercise of this Option. At that time, you must pay to the Company an amount equal to the required federal, state, and local tax withholding less any withholding otherwise made from compensation payable to you. You must satisfy any relevant withholding requirements before the Company issues Shares to you.

6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the

     Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder.

7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

8. NOT A CONSULTING AGREEMENT. This Agreement is not a consulting agreement and nothing contained herein gives you any right to continue to provide services to the Company or affect the right of the Company to terminate the consulting relationship with you.

9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 6 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.

     Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                      ROYAL PRECISION, INC.


                                      By: ______________________________________
                                                 (Name of Officer), (Title)


Accepted and Agreed to as of the date first set forth above:


- ------------------------------------------------------------
                   (Name of Grantee)

                              OPTION EXERCISE FORM

     The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated (Date of Grant) under the Company's Stock Option Plan dated October 5, 1997.





Date: __________________________        ________________________________________
                                                    (Name of Holder)


--------------------------------------------------------------
Sign and complete this Option Exercise Form and deliver it to:


                              ROYAL PRECISION, INC.
                                Attn.: Treasurer
                          15170 N. Hayden Road, Suite 1
                              Scottsdale, AZ 85260

together with the Exercise Price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.

                                                                       EXHIBIT C
                                                     DIRECTORS' OPTION AGREEMENT


                              ROYAL PRECISION, INC.
                          15170 N. HAYDEN ROAD, SUITE 1
                              SCOTTSDALE, AZ 85260


                                (Date of Grant)


(Name of Grantee)
(Street)
(City, State, Zip)


     Congratulations. You have been granted a Stock Option under the Company's Stock Option Plan dated October 5, 1997 (the "PLAN") on the following terms:

1. NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is:(Number)

2.   EXERCISE PRICE. The exercise price to purchase Shares under this Option is:
     $(Price) per Share.

3. VESTING. [25%] of the Shares originally subject to this Option will vest and become exercisable on each Meeting Date which occurs more than six months after the date of this Agreement if you are a Director at the time of the adjournment of the meeting of stockholders held on such Meeting Date.

4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

     (i)  the expiration of 10 years from the date of this Agreement,

     (ii) nine months after you cease to be a Director because of your death or Disability,

     (iii) immediately upon your resignation as a Director, or

     (iv) three months after you cease to be a Director for any reason other than your death, disability or resignation.

5. TAXATION. This Option is a Nonqualified Option. You will have taxable income upon the exercise of this Option.

6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder.

7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

8. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be a Director of the Company or affect the right of the stockholders to terminate your directorship.

9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 7 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.

     Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                      ROYAL PRECISION, INC.


                                      By: ______________________________________
                                                 (Name of Officer), (Title)

Accepted and Agreed to as of the date first set forth above:


-------------------------------------------
             (Name of Grantee)

                              OPTION EXERCISE FORM

     The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated (Date of Grant) under the Company's Stock Option Plan, dated October 5, 1997.




Date: _____________________             ________________________________________
                                                     (Name of Holder)


--------------------------------------------------------------
Sign and complete this Option Exercise Form and deliver it to:

                              ROYAL PRECISION, INC.
                                Attn.: Treasurer
                          15170 N. Hayden Road, Suite 1
                              Scottsdale, AZ 85260

together with the Exercise Price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.

                                                                         ANNEX A

                              ROYAL PRECISION, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard P. Johnston and Kenneth J. Warren, and each of them, individually, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Royal Precision, Inc. held of record by the undersigned on August 11, 2000, at the Annual Meeting of Stockholders to be held on September 26, 2000, or any adjournment thereof, with all the power the undersigned would possess if present in person.

                 THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION
             OF ALL NOMINEES NAMED BELOW AND A VOTE FOR PROPOSAL 2.

     1. TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW FOR TERMS OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED.

     NOMINEES:                 Raymond Minella                Danny Edwards

     TO ELECT AS A DIRECTOR THE NOMINEE NAMED BELOW FOR A TERM OF ONE YEAR AND UNTIL HIS SUCCESSOR IS DULY ELECTED.

     NOMINEE:                Richard P. Johnston

     [ ] FOR all nominees listed above (except as marked to the contrary)

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED ABOVE.)

     2. APPROVAL OF AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE AS DESCRIBED IN THE PROXY STATEMENT.

     [ ] FOR                     [ ] AGAINST                    [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

           (Continued, and to be dated and signed, on the other side.)

                         (Continued from the other side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

     The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated September 5, 2000 and a copy of the Company's 2000 Annual Report to Stockholders.

                                       Dated                              , 2000
                                             -----------------------------


                                       -----------------------------------------
                                                      (Signature)

                                       -----------------------------------------
                                              Signature (if held jointly)

                                       IMPORTANT: Please sign exactly as name or
                                       names appear to the left. When shares are
                                       held by joint tenants,  both should sign.
                                       When  signing  as   attorney,   executor,
                                       administrator,   trustee   or   guardian,
                                       please   give   full   title   as   such.
                                       Corporations  should  sign in their  full
                                       corporate  name  by  their  president  or
                                       other    authorized    officer.    If   a
                                       partnership or other entity, please sign in partnership or other entity name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.